Exhibit 99.1
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                 Certification Pursuant to 18 USC, Section 1350,
       as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the Quarterly Report of INFE.COM, INC. (Company) on Form 10-QSB (Report) for the quarter ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Tom Richfield, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
 Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ Tom Richfield
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  Tom Richfield
  Chief Executive Officer
  and Chief Financial Officer

  Dated: April 21, 2003
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